UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2010

eMagin Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24757	56-1764501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3006 Northup Way, Suite 103, Bellevue WA 98004
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (425)-284-5200

Copies to:
Richard Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

eMagin Corporation (the “Company”) and Susan Jones have entered into an agreement that extends the termination date of  the employment agreement (as amended) between the Company and Ms. Jones until the sooner to occur of (i) May 12, 2010, (ii) the date on which a new employment agreement is executed or (iii) when negotiation of a new employment agreement have ceased.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

Not Applicable

(b)  Pro Forma Financial Information.

Not Applicable

(c)   Shell Company Transactions.

(d)  Exhibits

Exhibit Number	Description
99.1	Temporary Extension of Amended and Restated Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eMagin Corporation

Date: May 5, 2010	By:	/s/ Andrew Sculley
Name: Andrew Sculley
Title: Chief Executive Officer

EXHIBIT INDEX
Exhibit Number	Description
99.1	Temporary Extension of Amended and Restated Employment Agreement

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